UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7812

Western Asset Municipal Partners Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
Municipal Partners Fund II Inc.

SEMI-ANNUAL

     REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Municipal Partners Fund II Inc.

Semi-Annual Report • December 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	10

	Statement of Operations	11

Fund Objective	Statements of Changes in Net Assets	12

The Fund’s primary investment objective is to seek a high level of current income, which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.	Financial Highlights	13

	Notes to Financial Statements	14

	Additional Shareholder Information	20

	Dividend Reinvestment Plan	21

* Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman

R. JAY GERKEN, CFA	Dear Shareholder,

U.S. economic growth was mixed during the six-month reporting period. Gross domestic product (“GDP”)[i] increased a sharp 5.6% in the first quarter of 2006, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat

Chairman, President and	firmer economic growth, and some tentative signs of stabilization have appeared in the housing
Chief Executive Officer	market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After a prolonged period of rising interest rates, both short- and long-term yields declined over the reporting period. After peaking in late June — when two- and 10-year Treasuries hit 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the six months ended December 31, 2006, two-year Treasury yields fell to 4.82% versus 5.16% when the reporting began. Over the same period, 10-year Treasury yields declined from 5.15% to 4.71%.

Looking at the municipal market, it lagged its taxable bond counterparts over the six months ended December 31, 2006. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv, returned 4.55% and 5.09%, respectively.

Western Asset Municipal Partners Fund II Inc. I

Performance Review

For the six months ended December 31, 2006, the Western Asset Municipal Partners Fund II Inc. returned 6.43% based on its net asset value (“NAV”)vi and 10.51% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index returned 4.55%, for the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevii increased 6.39%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.27 per share. The performance table shows the Fund’s six-month total return based on its NAV and market price as of December 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2006 (unaudited)

6-Month
Price Per Share	Total Return

$14.53 (NAV)	6.43%
$13.06 (Market Price)	10.51%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, if any, in additional shares

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. Western Asset Management Company (“Western Asset”) became the Fund’s subadviser under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day management of the Fund. The management fee for the Fund remains unchanged.

II Western Asset Municipal Partners Fund II Inc.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Municipal Partners Fund II Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “MPT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XMPTX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Municipal Partners Fund II Inc. III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alterative Minimum Tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income securities. Lower-rated higher-yielding bonds are subject to greater credit risk, than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i       Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii       The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii      The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv      The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

v       The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi      NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 56 funds in the Fund’s Lipper category.

IV Western Asset Municipal Partners Fund II Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percentage of Total Investments

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 1

Schedule of Investments (December 31, 2006) (unaudited)

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 95.4%
California — 11.4%
$1,000,000	A3(a)	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$1,039,260
1,500,000	A+	California State, GO, 5.125% due 6/1/24	1,563,405
2,500,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	2,642,050
3,000,000	AAA	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated Series A-1, FSA-Insured, 5.000% due 7/1/35	3,183,390
1,000,000	AAA	Mojave Water Agency, Improvement California District M, GO, Refunding, Electric of 1990-Morongo Basin, AMBAC-Insured, 5.000% due 9/1/18	1,089,810
2,500,000	AAA	Napa Valley, CA, Community College District GO, Election of 2002, Series B, MBIA-Insured, Call 8/1/15 @ 100, 5.000% due 8/1/23 (b)	2,740,650
2,500,000	AAA	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA-Insured, 5.000% due 9/1/30	2,655,450
		Total California	14,914,015

Colorado — 5.4%
		Colorado Health Facilities Authority Revenue:
1,750,000	BBB+	Poudre Valley Health Care, Series F, 5.000% due 3/1/25	1,806,752
5,000,000	A+	Refunding Adventist Health, Sunbelt, Series D, 5.250% due 11/15/35 (c)	5,308,850
		Total Colorado	7,115,602

Connecticut — 2.5%
3,000,000	AAA	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, AMBAC-Insured, 5.000% due 7/1/23	3,214,500

Illinois — 12.5%
1,000,000	AAA	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (b)	1,038,810
1,750,000	AAA	Chicago, IL, Midway Airport Revenue, Series B, MBIA-Insured, 5.625% due 1/1/29 (d)	1,769,652
3,000,000	AAA	Chicago, IL, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	3,185,340
1,000,000	AAA	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, Series B, FGIC-Insured, 5.250% due 12/1/18	1,121,620
250,000	AAA	Cook County, IL, Refunding GO, Series A, MBIA-Insured, 5.625% due 11/15/16	256,463
1,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,083,260
		Illinois Health Facilities Authority Revenue:
1,850,000	AAA	Refunding, SSM Health Care, MBIA-Insured, 6.550% due 6/1/13 (e)	2,125,169
2,000,000	AAA	Servantoor Project, Series A, FSA-Insured, 6.000% due 8/15/12 (e)	2,199,080
605,000	A	South Suburban Hospital Project, 7.000% due 2/15/18 (e)	718,450

See Notes to Financial Statements.

2 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Schedule of Investments (December 31, 2006) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

Illinois — 12.5% (continued)
$2,645,000	AAA	Illinois State, Sales Tax Revenue, 5.500% due 6/15/16	$2,839,090
		Total Illinois	16,336,934

Indiana — 2.8%
		Indiana Bond Bank Revenue, Series B:
160,000	AAA	5.000% due 8/1/23	165,895
90,000	AAA	Call 8/1/10 @ 101, 5.000% due 8/1/23 (b)	94,778
1,195,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	1,254,738
2,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	2,137,880
		Total Indiana	3,653,291

Maryland — 4.6%
		Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Baa1(a)	Carroll County General Hospital, 6.000% due 7/1/37	1,619,640
1,500,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,631,970
500,000	A	University of Maryland Medical Systems, 6.000% due 7/1/32	544,340
2,000,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/16 (d)	2,152,760
		Total Maryland	5,948,710

Massachusetts — 2.1%
		Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A:
2,125,000	AAA	5.750% due 8/1/29	2,248,144
525,000	AAA	Call 8/1/09 @101, 5.750% due 8/1/29 (b)	557,833
		Total Massachusetts	2,805,977

Michigan — 2.1%
1,000,000	AAA	Detroit, MI, City School District, GO, School Building & Site Improvement, Series A, FGIC-Insured, Call 5/1/13 @ 100, 5.500% due 5/1/17 (b)	1,102,010
1,500,000	AA-	Michigan State, Hospital Finance Authority Revenue, Trinity Health, Series C, 5.375% due 12/1/30	1,595,550
		Total Michigan	2,697,560

Missouri — 2.8%
		Missouri State Environmental Improvement & Energy Research Authority:
2,500,000	AA	PCR Refunding Revenue, Associated Electric Co-op Thomas Hill, 5.500% due 12/1/10	2,528,500
1,000,000	Aaa(a)	Water Pollution Refunding Revenue, State Revolving Funds, Program A, 5.000% due 7/1/20	1,113,530
		Total Missouri	3,642,030

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 3

Schedule of Investments (December 31, 2006) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

New Jersey — 2.9%
		New Jersey EDA:
$2,500,000	AAA	Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured, 5.250% due 7/1/16	$2,727,975
1,000,000	AAA	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (d)	1,002,540
		Total New Jersey	3,730,515

New York — 15.9%
2,415,000	A-	Long Island Power Authority, NY, Electric System Revenue, Gen-Series B, 5.000% due 12/1/35	2,550,506
		New York City, NY, GO:
		Series A:
10,000	AA-	6.000% due 5/15/30	10,739
990,000	AA-	Call 5/15/10 @ 101, 6.000% due 5/15/30 (b)	1,073,002
1,500,000	AA-	Series G, 5.000% due 12/1/33	1,571,865
2,000,000	AA+	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series D, 5.000% due 6/15/37	2,108,540
4,500,000	AAA	New York City, NY, TFA Revenue, Series A, 5.500% due 11/15/17	4,914,225
5,000,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, AMBAC-Insured, 5.500% due 5/15/25	5,925,900
2,385,000	AAA	New York State Environmental Facilities Corp., State Clean Water & Drinking, NYC Municipal Water Finance Authority, Series A, 5.000% due 6/15/17	2,605,684
		Total New York	20,760,461

North Carolina — 3.3%
4,000,000	AA+	University of North Carolina, University Revenue, Series A, 5.000% due 12/1/34	4,254,640

Ohio — 0.9%
1,000,000	AAA	Cincinnati, OH, City School District, GO, Refunding, Classroom Construction & Improvement, FGIC-Insured, 5.250% due 12/1/31	1,180,180

Pennsylvania — 1.8%
2,000,000	AAA	Allegheny County, PA, Airport Authority, Airport Revenue, Refunding, Pittsburgh International, Series B, MBIA-Insured, 5.000% due 1/1/17 (d)	2,136,360
250,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (b)	271,295
		Total Pennsylvania	2,407,655

See Notes to Financial Statements.

4 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Schedule of Investments (December 31, 2006) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

Puerto Rico — 1.4%
$1,600,000	AAA	Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15	$1,804,784

Tennessee — 1.0%
1,200,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (d)	1,281,336
55,000	AA	Tennessee Housing Development Agency Revenue, Homeownership Program, Series 2B, 6.350% due 1/1/31 (d)	56,149
		Total Tennessee	1,337,485

Texas — 13.4%
2,500,000	AAA	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	2,636,400
330,000	AAA	Austin, TX, Airport Systems Revenue, Series A, MBIA-Insured, Call 11/15/07 @ 100, 6.200% due 11/15/15 (b)(d)	336,778
1,000,000	Aaa(a)	Edgewood, TX, GO, ISD, Bexar County, PSF-Insured, 5.250% due 2/15/17	1,090,890
3,500,000	AAA	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	3,694,915
1,600,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,678,464
1,000,000	AAA	Mesquite, TX, Independent School District No. 1, GO, Capital Appreciation, Series A, PSFG-Insured, zero coupon bond to yield 5.169% due 8/15/27	365,770
1,380,000	AAA	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	1,480,271
2,225,000	Aaa(a)	Northwest Texas, GO, ISD, PSF-Insured, 5.250% due 8/15/18	2,431,925
1,000,000	BBB-	Sabine River Authority, Texas Pollution Control, Refunding, Remarketed 11/29/05, 5.200% due 5/1/28	1,035,390
1,500,000	AAA	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	1,619,370
1,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250% due 2/15/21	1,102,330
		Total Texas	17,472,503

Virginia — 3.4%
2,915,000	AAA	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, Call 6/15/10 @ 101, 6.125% due 6/15/20 (b)	3,168,780
1,260,000	AA+	Virginia State Public Building Authority, Public Facilities Revenue, Series A, 5.000% due 8/1/11	1,331,228
		Total Virginia	4,500,008

Washington — 5.2%
1,900,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (d)	2,028,744

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 5

Schedule of Investments (December 31, 2006) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value

Washington — 5.2% (continued)
$1,000,000	AAA	King County, WA, GO, Refunding, Series B, MBIA-Insured, 5.000% due 1/1/30	$1,018,770
2,000,000	AAA	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,115,260
400,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750% due 12/1/28 (b)	427,588
1,200,000	AAA	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series A, MBIA-Insured, 5.125% due 7/1/17	1,244,292
		Total Washington	6,834,654
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $120,608,530)	124,611,504

SHORT-TERM INVESTMENTS(f) — 4.6%
Colorado — 0.4%
500,000	VMIG1(a)	Colorado Educational & Cultural Facilities Authority, JFMC Facilities Corp., LOC-Bank of America, 4.000%, 1/2/07	500,000

Missouri — 1.1%
1,400,000	A-1+	Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation, Series A, SPA-JPMorgan Chase, 3.980%, 1/2/07	1,400,000

Texas — 2.8%
3,600,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding, Methodist Hospital Systems, Series A, 3.990%, 1/2/07	3,600,000

Wisconsin — 0.2%
300,000	A-1+	Wisconsin State, HEFA Revenue,, Gundersen Lutheran, Series B, FGIC-Insured, SPA-Dexia Credit Local, 4.050%, 1/2/07	300,000

Wyoming — 0.1%
200,000	A-1+	Lincoln County, WY, PCR, Exxon Project, Series B, 3.940%, 1/2/07	200,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,000,000)	6,000,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $126,608,530#)	$130,611,504

‡      All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)     Rating by Moody’s Investors Service.

(b)     Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c)     Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(d)     Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)     Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f)     Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#       Aggregate cost for federal income tax purposes is substantially the same.

See pages 8 and 9 for definitions of ratings.

See Notes to Financial Statements.

6 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Schedule of Investments (December 31, 2006) (unaudited) (continued)

Abbreviations used in this schedule:

AMBAC	– Ambac Assurance Corporation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance
GO	– General Obligation
HEFA	– Health & Educational Facilities Authority
ISD	– Independent School District
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MWRA	– Massachusetts Water Resources Authority
PCR	– Pollution Control Revenue
PSF	– Permanent School Fund
PSFG	– Permanent School Fund Guaranty
SPA	– Standby Bond Purchase Agreement
TFA	– Transitional Finance Authority

Summary of Investments by Industry* (unaudited)

General Obligation	17.8%
Hospitals	14.3
Transportation	10.7
Utilities	8.9
Education	8.6
Pre-Refunded	8.3
Pollution Control	7.1
Water & Sewer	4.5
Escrowed to Maturity	3.9
Sales Tax	3.8
Industrial Development	3.2
Miscellaneous	2.5
Electric	2.4
Tax Allocation	2.0
Public Facilities	1.9
Housing: Single-Family	0.1
100.0%

*                 As a percentage of total investments. Please note that Fund holdings are as of December 31, 2006 and are subject to change.

See Notes to Financial Statements.

Western Asset High Municipal Partners Fund II Inc. 2006 Semi-Annual Report 7

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

8 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 9

Statement of Assets and Liabilities (December 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $126,608,530)	$130,611,504
Cash	54,720
Interest receivable	1,665,058
Receivable for securities sold	260,000
Prepaid expenses	20,143
Total Assets	132,611,425
LIABILITIES:
Investment management fee payable	62,162
Dividends payable to Auction Rate Preferred Stockholders	31,521
Directors’ fees payable	24,694
Accrued expenses	201,285
Total Liabilities	319,662
Series M Auction Rate Preferred Stock (900 shares authorized and issued at $50,000 per share) (Note 4)	45,000,000
Total Net Assets	$87,291,763

NET ASSETS:
Par value ($0.001 par value; 6,007,094 shares issued and outstanding; 100,000,000 common shares authorized)	$6,007
Paid-in capital in excess of par value	83,244,145
Undistributed net investment income	131,133
Accumulated net realized loss on investments	(92,496)
Net unrealized appreciation on investments	4,002,974
Total Net Assets	$87,291,763

Shares Outstanding	6,007,094
Net Asset Value	$14.53

See Notes to Financial Statements.

10 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended December 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$3,023,297
EXPENSES:
Investment management fee (Note 2)	364,334
Directors’ fees	60,723
Auction agent fees (Note 4)	59,081
Shareholder reports	25,756
Legal fees	23,526
Audit and tax	18,774
Stock exchange listing fees	15,839
Transfer agent fees	11,694
Custody fees	626
Miscellaneous expenses	5,496
Total Expenses	585,849
Net Investment Income	2,437,448
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	13,774
Change in Net Unrealized Appreciation/Depreciation From Investments	3,748,477
Net Gain on Investments	3,762,251
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(825,098)
Increase in Net Assets From Operations	$5,374,601

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 11

Statements of Changes in Net Assets

For the six months ended December 31, 2006 (unaudited) and the year ended June 30, 2006

	December 31,	June 30,
OPERATIONS:
Net investment income	$2,437,448	$5,008,025
Net realized gain	13,774	501,915
Change in net unrealized appreciation/depreciation	3,748,477	(5,751,757)
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(825,098)	(1,359,860)
Increase (Decrease) in Net Assets From Operations	5,374,601	(1,601,677)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,621,915)	(4,529,349)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(1,621,915)	(4,529,349)
Increase (Decrease) in Net Assets	3,752,686	(6,131,026)
NET ASSETS:
Beginning of period	83,539,077	89,670,103
End of period*	$87,291,763	$83,539,077

* Includes undistributed net investment income of:	$131,133	$140,698

See Notes to Financial Statements.

12 Western Asset High Income Fund II Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of common stock outstanding throughout each year ended June 30, unless otherwise noted:

	2006(1)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.91		$14.93	$14.49	$15.33	$14.34	$13.94
Income (Loss) From Operations:
Net investment income	0.28		0.83	0.86	0.92	0.94	1.00
Net realized and unrealized gain (loss)	0.75		(0.87)	0.54	(0.86)	0.95	0.29
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(0.14)		(0.23)	(0.14)	(0.08)	(0.09)	(0.14)
Total Income (Loss) From Operations	0.89		(0.27)	1.26	(0.02)	1.80	1.15
Less Distributions Paid to Common Stock Shareholders From
Net investment income	(0.27)		(0.75)	(0.82)	(0.82)	(0.81)	(0.75)
Net Asset Value, End of Period	$14.53		$13.91	$14.93	$14.49	$15.33	$14.34
Market Price, End of Period	$13.06		$12.07	$13.60	$12.43	$13.92	$13.00
Total Return, Based on NAV(2)	6.43%		(1.84)%	8.85%	(0.17)%	12.83%	8.49%
Total Return, Based on Market Price Per Share(3)	10.51%		(6.07)%	16.38%	(5.11)%	13.78%	10.11%
Net Assets, End of Period (000s)	$87,292		$83,539	$89,670	$87,037	$92,088	$86,122
Ratios to Average Net Assets:(4)
Gross expenses	1.34	%(5)	1.36%	1.30%	1.31%	1.39%	1.35%
Net expenses	1.34	(5)	1.36 (6)	1.30	1.31	1.39	1.35
Net investment income	5.60	(5)	5.77	5.81	6.18	6.30	7.02
Portfolio Turnover Rate	17%		23%	64%	48%	67%	52%
Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$45,000		$45,000	$45,000	$45,000	$45,000	$45,000
Asset Coverage Per Share	146,991		142,821	149,633	146,708	152,320	145,691
Involuntary Liquidating Preference Per Share	50,000		50,000	50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000	50,000	50,000	50,000	50,000

(1)         For the six months ended December 31, 2006 (unaudited).

(2)         Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)         The total return calculation assumes that all distributions, on common shares including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)         Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and exclude the effect of dividend payments to preferred shareholders.

(5)         Annualized.

(6)         Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 13

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

The Western Asset Municipal Partners Fund II Inc. (formerly known as Salomon Brothers Municipal Partners Fund II Inc.) (the “Fund”) was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Concentration of Credit Risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the common shareholder of the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in
Note 4.

14 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.55% of the Fund’s weekly average daily net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the period ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$21,697,967
Sales	24,105,837

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,088,134
Gross unrealized depreciation	(85,160)
Net unrealized appreciation	$4,002,974

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 15

Notes to Financial Statements (unaudited) (continued)

4.  Auction Rate Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the period ended December 31, 2006 ranged from 3.23% to 4.25%. The weighted average dividend rate for the period ended December 31, 2006 was 1.86%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5.  Distributions Subsequent to December 31, 2006

Common Stock Distributions. On November 30, 2006, the Board of Directors of the Fund declared two common share distributions from net investment income, each in the amount of $0.045 per share, payable on January 26, 2007 and February 23, 2007 to shareholders of record on January 19, 2007 and February 16, 2007, respectively.

Preferred Stock Distributions. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund’s ability to designate any subsequent dividend period as a Special Rate Period.

16 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Auction Date	Commencement of Rate Period	Rate Effective Through	Preferred Rate
12/29/06	1/2/07	1/8/07	4.500%
1/8/07	1/9/07	1/12/07	3.400
1/12/07	1/16/07	1/12/07	3.540
1/22/07	1/23/07	1/29/07	3.610

6.  Capital Loss Carryforward.

At June 30, 2006, the Fund had a net capital loss carryforward of $116,646 expiring in 2008. This amount will be available to offset any future taxable capital gains.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining

Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report 17

Notes to Financial Statements (unaudited) (continued)

$183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

18 Western Asset Municipal Partners Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be July 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset High Income Fund II Inc. 2006 Semi-Annual Report 19

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on October 9, 2006, for the purpose of voting upon the election of Class I Directors of the Fund, to serve until the 2009 Annual Meeting of Stockholders. Under the terms of the Fund’s charter, the holders of preferred stock are entitled as a class, to the exclusion of the holders of common stock, to elect two Directors of the Fund, and the Fund’s charter further sets forth that one of those two Directors shall be a Class I Director and the other shall be Class II. The charter also provides that the remaining Directors shall be elected by holders of common stock and preferred stock voting together as a single class. The following table provides information concerning the matter voted upon at the meeting.

Election of Directors

Nominees Class I–to serve until the year 2009	Common Stock Votes For	Common Stock Votes Withheld	Preferred Stock Votes For	Preferred Stock Votes Withheld
Leslie H. Gelb	4,975,192	485,441	852	48
William R. Hutchinson	4,988,570	471,762	852	48
Dr. Riordan Roett	N/A	N/A	852	48

At December 31, 2006, in addition to Leslie H. Gelb, William R. Hutchinson and Dr. Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

R. Jay Gerken

Jeswald W. Salacuse

20 Western Asset High Income Fund II Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company, N.A. (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below.

Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250 for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

Western Asset Municipal Partners Fund II Inc. 21

Dividend Reinvestment Plan (unaudited) (continued)

There is no charge to participants for distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust at 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

22 Western Asset Municipal Partners Fund II Inc.

Western Asset Municipal Partners Fund II Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Leslie H. Gelb
R. Jay Gerken, CFA
Chairman	SUBADVISER
William H. Hutchinson	Western Asset Management Company
Riordan Roett
Jeswald W. Salacuse
CUSTODIAN
OFFICERS	State Street Bank & Trust
R. Jay Gerken, CFA	Company
President and Chief
Executive Officer
DIVIDEND DISBURSING
Frances M. Guggino	AND TRANSER AGENT
Chief Financial Officer and Treasurer	American Stock
Transfer & Trust Company
Robert E. Amodeo	59 Maiden Lane
Executive Vice President	New York, NY 10038

Ted P. Becker	INDEPENDENT
Chief Compliance Officer	REGISTERED PUBLIC
ACCOUNTING FIRM
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154

NEW YORK STOCK
EXCHANGE SYMBOL
MPT

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust
Company

59 Maiden Lane

New York, NY 10038

WAS04019 12/06                     SR07-253

Western Asset Municipal
Partners Fund II Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12–month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1)  Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Western Asset Municipal Partners Fund II Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer

Western Asset Municipal Partners Fund II Inc.

Date:	March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer

Western Asset Municipal Partners Fund II Inc.

Date:	March 9, 2007